OneAscent Core Plus Bond ETF (OACP)

Supplement dated August 7, 2026 to the Prospectus and Statement of Additional Information of the OneAscent Core Plus Bond ETF (the “Fund”) dated December 29, 2025 and supplemented May 27, 2026

Teachers Advisors, LLC (“TAL”) served as investment sub-adviser to the Fund since it commenced operations on March 30, 2022. Subject to the oversight of OneAscent Investment Solutions, LLC, TAL managed the Fund’s portfolio and made investment decisions.

As of the close of business on July 31, 2026, TAL merged into Nuveen Asset Management, LLC (“Nuveen”). Nuveen has assumed the sub-advisory responsibilities for the Fund under the terms of the current sub-advisory agreement with TAL. There are no changes to the portfolio investment teams.

As of August 1, 2026, all references to Teachers Advisors, LLC are deleted and replaced with Nuveen Asset Management, LLC, which is located at 333 West Wacker Drive, Chicago, Illinois 60606.

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You should read this supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated December 29, 2025, and supplemented May 27, 2026, and retain it for future reference.